Exhibit 10.20

             Schedule to Form of First Amendment to Lease Agreement

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
Landlord                     State of Incorporation    Tenant
--------                     ----------------------    ------
Pennsylvania BCC             Pennsylvania              Financial Care Investors of
Properties, Inc.                                       Lebanon, L.L.C.

Pennsylvania BCC             Pennsylvania              Financial Care Investors of
Properties, Inc.                                       Loyalsock, L.L.C.

HCN BCC Holdings, Inc.       Delaware                  Financial Care Investors of
                                                       Sagamore Hills, L.L.C.

HCN BCC Holdings, Inc.       Delaware                  Financial Care Investors of
                                                       Westerville, L.L.C.

HCN BCC Holdings, Inc.       Delaware                  Financial Care Investors of
                                                       Morristown, L.L.C.

HCN BCC Holdings, Inc.       Delaware                  Financial Care Investors of
                                                       Oak Ridge, L.L.C.
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
Landlord                    Unit      Bed       Facility                    Loan Amount
--------                    ----      ---       --------                    -----------
Pennsylvania BCC             60        66        Personal Care               $686,800.00
Properties, Inc.

Pennsylvania BCC             60        66        Personal Care               $674,050.00
Properties, Inc.

HCN BCC Holdings, Inc.       103       105       Residential Care            $1,243,550.00

HCN BCC Holdings, Inc.       106       106       Residential Care            $1,313,675.00

HCN BCC Holdings, Inc.       60        66        Assisted-Care Living        $692,000.00

HCN BCC Holdings, Inc.       60        66        Assisted-Care Living        $697,948.00
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
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
Tenant                                                  Property
------                                                  --------
Financial Care Investors of Lebanon, L.L.C.             Lebanon, Pennsylvania

Financial Care Investors of Loyalsock, L.L.C.           Williamsport, Pennsylvania

Financial Care Investors of Sagamore Hills, L.L.C.      Sagamore Hills, Ohio

Financial Care Investors of Westerville, L.L.C.         Westerville, Ohio

Financial Care Investors of Morristown, L.L.C.          Morristown, Tennessee

Financial Care Investors of Oak Ridge, L.L.C.           Oak Ridge, Tennessee
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